SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                               February 12, 2007
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
---------------------------   -----------------  ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


         475 Aviation Boulevard, Suite 100, Santa Rosa, California 95403
         ---------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (800) 736-3515
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On February 12 and 13, 2007, American TonerServ Corp. (the "Company") entered into binding agreements to issue shares of Series C Convertible Preferred Stock ("Series C Shares") to accredited investors in a private offering. A total of 371,083 Series C Shares will be issued to 18 accredited investors. The Company received a total of $1,113,248 for the sale of the Series C Shares.

     Each Series C Share is convertible into ten shares of the Company's common stock (subject to certain anti-dilution adjustments) at any time at the holder's option. Each Series C Share will automatically be converted into ten shares of Common Stock (subject to certain anti-dilution provisions) upon (i) the affirmative vote of a majority of the outstanding shares of the Preferred Stock (voting together as a single class) or (ii) the consummation of an underwritten public offering with aggregate proceeds in excess of $3,000,000.

     In connection with the sale of the Series C Shares the Company relied upon the exemptions provided by Section 4(2) of the Securities Act of 1933 (the "Act"), and Rule 506 under the Act. The securities were sold to persons who were already shareholders of the Company as well as persons with whom Directors of the Company had a prior business relationship. The Company reasonably believes that all of these investors are "Accredited Investors," as defined under the Act, who had access to complete information concerning the company. Each investor was given a private placement memorandum that provided detailed information about the Company and the securities to be issued, and investors were given an opportunity to ask questions of management. No advertising or other general solicitation was used in connection with the offering. The investors signed subscription documents representing that they were acquiring the securities for investment purposes only. A restrictive legend will be placed on the certificates representing the securities issued.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: February 14, 2007           By: /s/ Daniel J. Brinker
                                       Daniel J. Brinker
                                       President